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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 11, 2003
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


           Delaware                       0-29279             16-1550742
           --------                       -------             ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                             Identification No.)

            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1 Press Release, dated August 11, 2003, announcing Choice One's second quarter results for the three months and six months ended June 30, 2003.

ITEM 12. OTHER INFORMATION.

     The following information is furnished as required by Item 12.

     On August 11, 2003, the Company issued a press release announcing its second quarter results for the three months and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHOICE ONE COMMUNICATIONS INC.

Dated: August 11, 2003            By:    /s/ Ajay Sabherwal
                                        -------------------------------------
                                 Name:    Ajay Sabherwal
                                 Title:   Executive Vice President, Finance and
                                          Chief Financial Officer






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